UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    July 27, 2005
                                                 -------------------------------


                         CALIFORNIA WATER SERVICE GROUP
             (Exact name of registrant as specified in its charter)


            Delaware                   1-13883                  77-0448994
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(State or other jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)


          1720 North First Street, San Jose, CA.                       95112
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code             1-408-367-8200
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 2.02 Results of Operations and Financial Condition.


     On July 27, 2005, the registrant issued the press release attached to this report as Exhibit 99, which announces the results of operations for the second quarter of 2005.


Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

     This report is being amended to include the additional disclosure under this Item 5.02

The press release attached to the original filing of this report as Exhibit 99.1 is incorporated herein by reference in partial response to this Item 5.02.

The information set forth under "Executive Officers-Robert R. Guzzetta" in Part I in the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 001-13883) is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.

     The list of exhibits called for by this Item is incorporated by reference to the exhibit index to this report.

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


                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CALIFORNIA WATER SERVICE GROUP
                                    ------------------------------
                                            (Registrant)



Date: August 1, 2005                By:  /s/ Richard D. Nye
                                       --------------------------------
                                         Richard D. Nye
                                         Vice President,
                                         Chief Financial Officer and Treasurer


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


                                  Exhibit Index


Exhibit No.                        Description
-----------                        -----------


99 Press release of the registrant dated July 27, 2005 which announces the results of operations for the second quarter of 2005. (Previously filed as Exhibit 99.1 to the original filing of this report and incorporated herein by reference).


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